FAIRHOLME FUNDS, INC.

The Fairholme Fund
The Fairholme Focused Income Fund
The Fairholme Allocation Fund
(each, a "Fund")

Supplement dated July 27, 2017 to the Prospectus of The Fairholme Fund dated March 30, 2017, the Prospectus of The Fairholme Focused Income Fund dated March 30, 2017, the Prospectus of The Fairholme Allocation Fund dated March 30, 2017, the Summary Prospectus of The Fairholme Fund dated March 30, 2017, the Summary Prospectus of The Fairholme Focused Income Fund dated March 30, 2017 and the Summary Prospectus of The Fairholme Allocation Fund dated March 30, 2017.
The following information is added after the first sentence appearing under the section "Fees and Expenses of the Fund" in the summary section of the Prospectus and in the Summary Prospectus of each  Fund:
"You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares of [The Fairholme Fund/The Income Fund/The Allocation Fund], which are not reflected in the tables or the Example below."
 The following information is added after the "Equity Risk" description appearing under the section "Principal Risks of Investing in [The Fairholme Fund/The Income Fund]" in the summary section of the Prospectus and in the Summary Prospectus of each of The Fairholme Fund and The Fairholme Focused Income Fund:
"Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources."
 The following information is added after the "Equity Risk" description appearing under the section "Additional Information about the Funds' Investments and Risks – The Income Fund – Risks of Investing in The Income Fund" in the Prospectus for The Fairholme Focused Income Fund:
"Small- to Medium-Capitalization Risk. The Income Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace."
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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE.